LEGG MASON INVESTORS TRUST, INC.

SUPPLEMENT DATED JUNE 30, 2010

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 26, 2010, AS SUPPLEMENTED, OF

LEGG MASON CAPITAL MANAGEMENT

AMERICAN LEADING COMPANIES TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated February 26, 2010, as supplemented on March 12, 2010 and May 21, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as amended on June 30, 2010, and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

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